SMITH BREEDEN MARKET TRACKING FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                 SEPTEMBER 30, 1995

                                                                Market
Face Amount                Security                              Value

            U.S. GOVERNMENT & AGENCY OBLIGATIONS - 89.27%

            FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.55% *

            FHLMC:
   $168,269 9.50%, due 7/1/02 .............................   $176,707
     62,071 12.50%, due 2/1/14 ............................     69,658

            TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
              (Cost $245,033)..............................    246,365

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 58.94% *

            FNMA:
    156,482 12.50%, due 9/1/12 ............................    177,192
    111,866 13.50%, due 11/1/14 to 2/1/15 .................    127,720

            FNMA ARM:
    400,000 6.00%, due 9/1/25 .............................    408,281
    898,382 7.77%, due 9/1/18 .............................    924,242
     60,123 7.78%, due 12/1/26 ............................     61,785

            TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (Cost $1,692,018)............................  1,699,220

            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 17.67% *

            GNMA ARM:
    345,723 6.75%, due 2/20/16 ............................    351,868
    154,121 7.38%, due 4/20/16 ............................    157,509

            TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
              (Cost $502,604)..............................    509,377

            U.S. GOVERNMENT OBLIGATIONS - 4.11%

            U.S. TREASURY BILL **
    120,000 5.25%, due 12/28/95 ...........................    118,483

            TOTAL U.S. GOVERNMENT OBLIGATIONS
              (Cost $118,461) .............................    118,483

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Cost $2,558,116)............................  2,573,445

            EURODOLLAR PUT OPTIONS - 0.02%

 Contracts
          5 Expires 12/95, Strike Price $92.25 ............        125
          5 Expires 12/95, Strike Price $92.50 ............        125
          5 Expires 12/95, Strike Price $93.75 ............        375

            TOTAL EURODOLLAR PUT OPTIONS (Cost $11,452)....        625


            TOTAL INVESTMENTS (Cost $2,569,568) - 89.29% ..  2,574,070

            CASH AND OTHER ASSETS LESS LIABILITIES -
              10.71% ......................................    308,688

            NET ASSETS - 100.00% .......................... $2,882,758


* Mortgage backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage loans. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at September 30, 1995. ARMs have coupon rates which adjust periodically. The adjusted rate is determined by adding a spread to a specified index.


** The interest rate shown is the discount rate paid at the time of purchase by the Fund.

Portfolio Abbreviations:

ARM       -  Adjustable-Rate Mortgage
FHLMC     -  Federal Home Loan Mortgage Corporation
FNMA      -  Federal National Mortgage Association
GNMA      -  Government National Mortgage Association


 The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN MARKET TRACKING FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995
(Unaudited)



ASSETS:
   Investments at market value
      (identified cost $2,569,568)(Note 1)...............  $2,574,070
   Cash..................................................      88,408
   Receivables:
      Interest...........................................      19,781
      Variation margin on futures contracts (Note 2).....       4,064
      Maturities.........................................       3,529
      Securities sold....................................     192,313
   Prepaid expenses......................................       1,601
   Deferred organization expenses (Note 1)...............      50,805
        TOTAL ASSETS.....................................   2,934,571

LIABILITIES:
   Accrued expenses......................................       1,391
   Due to adviser (Note 3)...............................      50,422
        TOTAL LIABILITIES................................      51,813

NET ASSETS:
   (Applicable to outstanding shares of 226,727;
      unlimited number of shares of beneficial
      interest authorized; no stated par)................  $2,882,758

   Net asset value, offering price and redemption
      price per share ($2,882,758 / 226,727).............      $12.71

SOURCE OF NET ASSETS:
   Paid in capital.......................................  $2,414,930
   Undistributed net investment income...................      42,064
   Accumulated net realized gain on investments..........     375,674
   Net unrealized appreciation of investments,
      equity swap and futures contracts..................      50,090
        NET ASSETS.......................................  $2,882,758



 The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN MARKET TRACKING FUND
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
(Unaudited)


INVESTMENT INCOME:
    Interest and discount earned, net of
      premium amortization (Note 1)..................... $92,024

EXPENSES:
    Accounting and pricing services fees................  10,417
    Amortization of organization expenses (Note 1)......  11,726
    Transfer agent fees.................................  10,330
    Audit fees..........................................     200
    Legal fees..........................................     500
    Registration fees...................................   8,335
    Custodian fees......................................   3,531
    Advisory fees (Note 3)..............................   8,814
    Trustees fees and expenses..........................   1,439
    Insurance expense...................................   1,219
    Other...............................................   1,307

        TOTAL EXPENSES BEFORE REIMBURSEMENT.............  57,818

        Expenses reimbursed by adviser (Note 3)......... (46,483)

        NET EXPENSES....................................  11,335

        NET INVESTMENT INCOME...........................  80,689

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments.................... 414,170
    Change in unrealized appreciation of investments,
      equity swap and futures contracts................. (54,839)
    Net realized and unrealized gain on
      investments, equity swap and futures contracts.... 359,331
    Net increase in net assets resulting
      from operations...................................$440,020





 The accompanying notes are an integral part of these financial statements.





SMITH BREEDEN MARKET TRACKING FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
(Unaudited)


                                            Six Months Ended    Year Ended
                                          September 30, 1995  March 31, 1995
                                              (unaudited)       (audited)
OPERATIONS:
   Net investment income....................    $80,689         $140,115
   Net realized gain (loss) on investments..    414,170          (64,050)
   Change in unrealized appreciation of
     investments, equity swap and
     futures contracts......................    (54,839)         229,458
   Net increase in net assets resulting
     from operations........................    440,020          305,523

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.....    (38,625)        (104,085)
   Dividends in excess of net
     investment income......................        -               (251)
   Distributions from net realized
     gains on investments...................        -             (9,133)
   Distributions in excess of net
     realized gains on investments..........        -            (13,962)
   Total distributions......................    (38,625)        (127,431)

CAPITAL SHARE TRANSACTIONS:
   Shares sold..............................    561,877          200,709
   Shares issued on reinvestment of
     distributions..........................     36,589          120,434
   Shares redeemed..........................   (224,449)        (152,408)
   Increase in net assets resulting
     from capital share transactions (a)....    374,017          168,735
       TOTAL INCREASE IN NET ASSETS.........    775,412          346,827

NET ASSETS:
   Beginning of period......................  2,107,346        1,760,519
   End of period............................ $2,882,758       $2,107,346

(a)  Transactions in capital shares
     were as follows:
        Shares sold.........................     48,288           19,300
        Shares issued on reinvestment
          of distributions..................      2,974           11,593
        Shares redeemed.....................    (19,017)         (14,689)
        Net increase........................     32,245           16,204
        Beginning balance ..................    194,482          178,278
        Ending balance......................    226,727          194,482




 The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN MARKET TRACKING FUND
FINANCIAL HIGHLIGHTS


The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.



                         Six Months      Year Ended   Year Ended  Period
                           Ended          March 31,    March 31,   Ended
                     September 30, 1995(1)  1995        1994    March 31,1993*

Net Asset Value,
   Beginning of Period.....  $10.84          $9.88     $10.85	  $10.00

  Income From Investment
    Operations
  Net investment income....    0.366          0.568      0.476	    0.355
  Net realized and
    unrealized gain (loss)on
    investments, equity
    swaps and futures
    contracts..............    1.684          1.081     (0.216)	    1.281
      Total from investment
      operations...........    2.050          1.649      0.260	    1.636

  Less Distributions
  Dividends from net
    investment income......   (0.180)        (0.568)     (0.472)   (0.311)
  Dividends in excess of
    net investment income..      -           (0.001)        -         -
  Distributions from net
    realized gains on
    investments............      -           (0.047)     (0.701)   (0.420)
  Distributions in excess
    of net realized gains
    on investments.........      -           (0.073)     (0.057)   (0.055)
      Total distributions..   (0.180)        (0.689)	 (1.230)   (0.786)

Net Asset Value,
   End of Period...........  $12.71         $10.84 	 $9.88    $10.85

Total Return...............   41.55%**       17.18%	  2.19%    22.59%**

Ratios/Supplemental Data
  Net assets, end of
    period.................  $2,882,758    $2,107,346  $1,760,519  $903,846
  Ratio of expenses to
    average net assets(2)..    0.90%**        0.90%	  0.90%     0.57%**
  Ratio of net investment
    income to average net
    assets (3).............    6.52%**        7.44%	  8.02%     5.28%**
  Portfolio turnover rate..     143%           120%	   119%      271%
    ______________________

(1)   Unaudited

(2) The annualized ratio of expenses to average net assets prior to reimbursement of expenses by the Adviser was 7.75%, 7.08%, and 28.48% for the years ended March 31, 1995, March 31, 1994, and the period ended March 31, 1993, respectively, and 4.65% annualized for the six months ending September 30, 1995.

(3) The annualized ratio of net investment income to average net assets prior to reimbursement of expenses by the Adviser was 0.59%, 1.84%, and (22.63%) for the years ended March 31, 1995, March 31, 1994, and the period ended March 31, 1993, respectively, and 2.74% annualized for the six months ending September 30, 1995.

*     The Smith Breeden Market Tracking Fund commenced operations
      June 30, 1992.

**    Annualized


 The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES
Smith Breeden Market Tracking Fund (the "Fund") is a series of Smith Breeden Trust (the "Trust"), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security Valuation: Portfolio securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Distributions and Taxes: The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carry forward. As of March 31, 1995, the Fund had no net capital loss carry forward.

C. Repurchase Agreements: The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of these securities which collateralize the repurchase agreements until maturity of the repurchase agreements. The value of the collateral is monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

D. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund will maintain a segregated account with its custodian, which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations under reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities.

E.  Determination Of Gains Or Losses On Sales Of Securities:
Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

F. Deferred Organization Expenses: Deferred organization expenses are being amortized on a straight-line basis over five years.

G. Securities Transactions and Investment Income: Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.


2.  FINANCIAL INSTRUMENTS

A. Derivative Financial Instruments Held or Issued for Purposes other than Trading: The Fund uses interest rate futures contracts for risk management purposes in order to manage the Fund's interest-rate risk relative to its benchmark. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts involve costs and may result in losses. The effective use of futures strategies depends on the Fund's ability to terminate futures positions at times when the Fund's investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The Fund had the following open futures contracts, held for purposes other than trading, as of September 30, 1995:

             Principal               Expiration   Unrealized
Type         Amount        Position  Month            (Loss)


Eurodollar   $3,000,000    Long      December, 1995   $(1,438)

Eurodollar   $3,000,000    Short     September, 1996   (1,039)

Eurodollar   $3,000,000    Short     September, 1997   (1,364)

Eurodollar   $3,000,000    Short     September, 1998   (5,838)

Eurodollar   $2,000,000    Short     September, 1999   (4,958)

                                                    $ (14,637)

B.  Derivative Financial Instruments Held or Issued for Trading
Purposes:  The Fund invests in a combination of Equity Swap
Contracts and Futures Contracts on the S&P 500 Index whose return is expected to track movements in the S&P 500 Index.

The counterparty to an Equity Swap Contract will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest (typically the London Interbank Offered Rate plus a spread) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term. If there is a default by the counterparty to an Equity Swap Contract, the Fund will be limited to contractual remedies pursuant to agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to Equity Swap Contracts. The Fund will closely monitor the credit quality of Equity Swap Contract counterparties in order to minimize this risk. The Fund had no outstanding equity swap contracts as of September 30, 1995.

The Fund had ten open futures contracts on the S&P 500 Index as of September 30, 1995:

         Principal             Expiration       Unrealized
Type     Amount      Position  Month            Gain


S&P 500  $2,922,050  Long      December, 1995   $60,225


The aggregate market value of investments pledged to cover margin requirements for the open positions at September 30, 1995 was $118,483.

3.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
    AFFILIATES
Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. As compensation for these services, the Fund pays the Adviser a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Fund's average daily net asset value. The Adviser has voluntarily agreed to limit the expenses of the Fund to 0.90% of the Fund's average daily net assets. This voluntary agreement may be terminated or modified at any time by the Adviser in its sole discretion, except that the Adviser has agreed to limit expenses of the Fund to 0.90% through March 31, 1996. For the period ended September 30, 1995, the Adviser received fees of $8,814 and reimbursed the Fund $46,483.

Effective August 1, 1994, the Fund adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Adviser, out of its advisory fee paid to it by the Fund, to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets subject to the authority the Trustees of the Fund to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.

Certain officers and trustees of the Fund are also officers and directors of the Adviser.

4.  INVESTMENT TRANSACTIONS
During the period ended September 30, 1995, purchases and proceeds from sales of securities, other than short-term investments, aggregated $3,510,498 and $2,833,533, respectively.
The cost of securities for federal income tax purposes is $2,569,568. Net unrealized appreciation of investments, equity swaps and futures contracts consists of:

      Gross unrealized appreciation.......    $76,438
      Gross unrealized depreciation.......    (26,348)
      Net unrealized appreciation.........    $50,090